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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report: September 9, 1999                  Commission File No. 000-22347
(Date of the earliest event reported)


                            ASCENT PEDIATRICS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


           Delaware                                      04-3047405
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(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

187 Ballardvale Street, Wilmington, Massachusetts                       01887
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(Address of principal executive offices)                              (Zip Code)

                                 (978) 658-2500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS

     In September 1999, in the course of a telephone discussion between Ascent Pediatrics, Inc. (the "Company") and the FDA, the FDA advised the Company that it had agreed to reclassify the deficiency letter the Company had received with respect to its Abbreviated New Drug Applications, or ANDAs, for Orapred, which the Company had previously disclosed, from a major deficiency to a minor deficiency.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 7, 1999                            ASCENT PEDIATRICS, INC.



                                                  /s/ Alan R. Fox
                                                  ------------------------------
                                                  Alan R. Fox
                                                  President and Chief Executive
                                                   Officer


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